UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 21, 2006

SILVERGRAPH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30951	67-0695367
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer I.D. No.)

11919 Burke Street
Santa Fe Springs, CA 90670-2507
(Address of principal executive offices)

(562) 693-3737
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On August 21, 2006, the Registrant published a press release summarizing financial information of the Registrant for the second quarter ended June 30, 2006.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibit 99.1	Press Release for Results of Operations and Financial Condition for Second Quarter ended June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGRAPH INTERNATIONAL, INC.

Date: August 25, 2006		By: /s/ James R. Simpson
James R. Simpson Chief Executive Officer